Exhibit 10.2

Return to:
Richard P. Garden, Jr.
Cline, Williams, Wright, Johnson & Oldfather, L.L.P.
233 S. 13 St., Ste. 1900
Lincoln, NE 68508

NOTICE OF DEFAULT AND ELECTION TO SELL

Comes now Richard P. Garden, Jr, Successor Trustee, and gives notice of the default of NEDAK Ethanol, LLC, a Nebraska limited liability company (“Trustor”) under a Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement executed by and among Nedak Ethanol, LLC, Trustor, to Lawyers Title Insurance Corporation, Trustee, and AgCountry Farm Credit Services, FLCA (successor by merger to Farm Credit Services of Grand Forks, FLCA), Beneficiary, in the stated amount of $42,500,000.00, dated February 14, 2007, filed February 16, 2007 in Book 318, Page 48; and First Amendment, dated December 13, 2007, filed December 13, 2007 in Book 324, Page 140; and Second Amendment, dated December 31, 2011, filed January 9, 2012 in Book 354, Page 365; records of Holt County, Nebraska (collectively the “Deed of Trust”).
The property of the Trust is described as follows:

Parcel 1:
The Plant Site:
Beginning at the southwest corner of the NE 1/4 of Section 4, T29N, R14W of the 6th P.M. in Holt County, Nebraska, and assuming the west line of said NE 1/4 has a bearing of S 00°04’33” E, thence N 89°33’18”E along the south line of said NE 1/4, 1,312.51 feet; thence N 00°59’49”W, 694.43 feet; thence N 89°00’11” E, 539.97 feet; thence N 00°59’49” W, 635.59 feet, to the southwesterly right-of-way line of the Cowboy Trail; thence N 51°52’31” W along said southwest right-of-way, 732.65 feet; thence S 38°07’29” W; 200.00 feet; thence N 51°52’31” W, 200.00 feet; thence N 38°07’29” E, 200.00 feet, to said southwest right-of-way line of Cowboy Trail; thence S 89°54’11” W, 1,073.08 feet, to a point 25.0 feet east of said west line of the NE 1/4 of Section 4; thence N 00’04’33” W, parallel with said west line, 776.67 feet, to the north line of said NE 1/4; thence S 89°16’37” W along said north line, 25.00 feet, to the N 1/4 corner of said Section 4; thence S 89°32’36” W along the north line of the NW 1/4 of said Section 4, 35.05 feet; thence S 00°04’33” E, parallel with said west line of the NE 1/4 2,699.74 feet, to the south line of said NW 1/4; thence N 89°32’57” E along said south line, 35.05 feet, to the point of beginning.
And a tract of land located in the NW 1/4 of Section 4, T29N, R14W of the 6th P.M. in Holt County, Nebraska, described as follows:
Beginning at a point on the south line of said NW 1/4 and 35.05 feet west of the southeast corner of said NW 1/4, and assuming the south line to have a bearing of S 89°30’01” W; thence N 00°04’33” W and parallel with the east line of said NW 1/4, 200 feet; thence S 89°30’01” W and parallel with the south line of the said NW 1/4, 900 feet; thence S 00°04’33” E to a point on the south line of said NW 1/4, 200 feet; thence N 89°30’01” E on the south line of said NW 1/4, 900 feet, to the point of beginning.
Together with the appurtenant easements contained in the Drainage Easement Agreement dated March 28, 2007, recorded December 12, 2007 in Book 84, Page 698.
Parcel 2:
The Transload Site:
A tract of land located in the Northeast Quarter of the Southwest Quarter of Section 25, Township 29 North, Range 12, West of the 6th P.M., Holt County, Nebraska, described as follows:
Beginning at a point that is 421.95 feet South of the Northeast Corner of the Southwest Quarter of said Section 25; thence continuing South on the Quarter Section line a distance of 309.6 feet; thence right 99°35’ a distance of 1336.6 feet, along the northerly right of way of the Chicago and Northwestern Railroad; thence right 80°31’ a distance of 380.2 feet, to the Southerly right of way of Highway 20; thence right 89° 37’ a distance of 735.90 feet; thence right 90°17’ a distance of 300.0 feet; thence left 90°17’ a distance of 580.8 feet to the point of beginning.
Parcel 3:
Leased Property:
That part of Section 30, T29N, R11W of the 6th P.M. in Holt County, Nebraska, described as follows:
Commencing at the southeast corner of Block 43, Rigg’s Addition to the City of O’Neill, Holt County, Nebraska; thence S 00°04’37” W (assumed bearing) on the west line of lst Street, a distance of 29.10 feet, to the true point of beginning of an 18.5-foot wide strip of land; thence easterly on a centerline of said strip of land, with 10 feet of said strip of land on the southerly side measured radially from said centerline and with 8.5 feet of said strip of land on the northerly side measured radially from said centerline, on a non-tangential curve with the last course, concaved northerly, having a radius of 764.47 feet, a chord distance of 83.90 feet and a chord bearing of S 89°43’34” E, an arc distance of 83.94 feet, to the east line of said 1 st Street; thence continuing on the last described curve with a chord bearing of N 83°54’35” E and a chord distance of 85.84 feet, an arc distance of 85.89 feet, to a point of tangency; thence continuing on said centerline N 80°41’30” E, a distance of 241.82 feet, to the southerly line of Grant Street, also being the point of termination, containing 0.138 acre of land, more or less.
AND:
Those parts of Section 25, T29N, R12W, and Section 30, T29N, R11W of the 6th P.M. in Holt County, Nebraska, described as follows:
Commencing at the southeast corner of Block 43, Rigg’s Addition to the City of O’Neill, Holt County, Nebraska, said point also being on the northeasterly right-of-way line of the Cowboy Trail, formerly known as the northeasterly right-of-way line of Chicago and Northwestern Railroad, and assuming the northeasterly right-of-way line of said Cowboy Trail to have a bearing of S 78°40’55” E; thence S 78°40’55” E and on said northeasterly right-of-way line, 80.81 feet, to the point of beginning; thence S 78°40’55” E and on said northeasterly right-of-way line, 124.10 feet; thence S 77°08’28” W, 5.91 feet, to a point on a curve; thence southwesterly on a 782.49-foot radius curve concaved northwesterly, 327.73 feet, with a chord bearing of S 89°08’23” W and chord distance of 325.34 feet; thence N 78°51’42” W, 434.10 feet; thence southwesterly on a 5,711.65-foot radius curve concaved southwesterly, 118.56 feet, with a chord bearing of N 79°27’23” W and chord distance of 118.56 feet; thence N 80°03’04” W, 5,928.92 feet; thence N 09°56’56” E, 43.00 feet; thence S 80°03’04” E, 859.12 feet; thence S

85°15’22” E, 184.57 feet; thence southeasterly on a 789.49-foot radius curve concaved southwesterly, 71.72 feet, with a chord bearing of S 82°39’13” E and a chord distance of 71.70 feet; thence S 80°03’04” E, 1,376.76 feet; thence southeasterly on a 189.49-foot radius curve concaved southwesterly, 71.72 feet, with a chord bearing of S 77°26’55” E and a chord distance of 71.70 feet; thence S 74°50’46” E, 184.57 feet; thence S 80°03’04” E, 3,182.17 feet; thence southeasterly on a 5,754.65-foot radius curve concaved southwesterly, 119.45 feet, with a chord bearing of S 79°27’23” E and a chord distance of 119.45 feet; thence S 78°51’42” E, 434.10 feet; thence southeasterly on a 739.49-foot radius curve concaved northeasterly 202.03 feet, with a chord bearing of S 86°41’19” E and a chord distance of 201.40 feet, to the point of beginning.
Parcel 4:
Temporary Easement:
A 100-foot wide temporary easement located in the S 1/2 of Section 25, T29N, R12W and the SW 1/4 of Section 30, T29N, R11W of the 6th P.M. in Holt County, Nebraska, 50 feet on each side of a line described as follows:
Commencing at the southeast corner of Block 43, Rigg’s Addition to the City of O’Neill, Holt County, Nebraska, said point also being on the northeasterly right-of-way line of the Cowboy Trail, formerly known as the northeasterly right-of-way line of the Chicago and Northwestern Railroad, and assuming the northeasterly right-of-way line of said Cowboy Trail to have a bearing of S 78°40’55” E; thence S 78°40’55” E and on said northeasterly right-of-way line, 85.51 feet; thence S 00°01’08” W, 50.99 feet, to the point of beginning; thence N 78°40’55” W, 462.40 feet; thence N 77°35’30” W, 80.25 feet; thence N 80°14’25” W, 455.06 feet; thence N 80°01’09” W, 1,447.34 feet; thence N 80°04’36” W, 4,251.08 feet, to the point of termination.

Parcel 5:
Nebraska Northeastern Easement:
A non-exclusive easement over that part of Section 30, T29N, R11W of the 6th P.M. in Holt County, Nebraska, described as follows:
Commencing at the southeast corner of Block 43, Rigg’s Addition to the City of O’Neill, Holt County, Nebraska; thence S 00°04’37” W (assumed bearing) on the west line of 1st Street, a distance of 29.10 feet; thence on a non-tangential curve with the last course, concaved northerly, having a radius of 764.47 feet, a chord distance of 83.9 feet, and a chord bearing of S 89°43’34” E, an arc distance of 83.94 feet, to the east line of said 1st Street; thence continuing easterly on last described curve with a chord bearing of N 83°54’35” E and a chord distance of 85.84 feet, an arc distance of 85.89 feet, to a point of tangency; thence continuing on said centerline N 80°41’30” E, a distance of 241.82 feet, to the southerly line of Grant Street, also being the true point of beginning of an 18.5-foot right-of-way easement lying within Grant Street; thence continuing N 80°41’30” E on a centerline with 10 feet on the south side measured radially from said centerline and with 8.5 feet on the north side measured radially from said centerline, a distance of 108.62 feet, to the beginning of a tangential curve concaved southerly, having a radius of 1,015.42 feet, a chord distance of 163.88 feet, and a chord bearing of N 85°19’14” E; thence northeasterly, an arc distance of 164.07 feet on said curve, along said centerline, to a point of tangency; thence continuing on said centerline N 89°56’44” E, a distance of 623.78 feet, to the west line of 4th Street; thence N 89°14’39” E on said centerline with 10 feet on the south side measured radially from said centerline and with 8.5 feet on the north side measured radially from said centerline, 239.49 feet, to the beginning of a tangential curve concaved southerly, having a radius of 2,155.07 feet, a chord distance of 703.76 feet, and a chord bearing of S 81°21’30” E;

thence easterly, an arc distance of 706.92 feet on said curve along said centerline, to a point of tangency; thence S 71°57’40” E, 22.53 feet, to a point on the east line of 6th Street, said point being 73.90 feet south of the northwest corner of Block 1, Fahy’s Addition, to the City of O’Neill, Holt County, Nebraska, said point also being on the centerline of the existing track of the Nebraska Northeastern Railway Company.
WHEREAS, a breach of an obligation for which the above Trust Property was conveyed as security has occurred, the nature of such breach being more particularly described as follows: failure to pay, when due, the regularly scheduled payments under the notes.
NOTICE IS FURTHER GIVEN pursuant to Neb. Rev. Stat. § 76-1006(2) (2009) as follows:
a.           The default may be cured within two months of the filing for record of this Notice of Default and the obligation and Trust Deed may be thereby reinstated as provided in Neb. Rev. Stat. § 76-1012 (2009);
b.           The amount of the entire unpaid principal sum secured by the Deed of Trust is $25,497,876.71; accrued late charges total $163,671.80; and the amount of interest accrued thereon to and including the date that the Notice of Default is filed for record is $828,344.94 (assumed filing date of October 9, 2012), and interest accrues from and after that date at the rate of $5,371.66 per diem; and
c.           The amount of the unpaid principal which would not be due had no default occurred is $25,497,876.71.
The Trustee hereby gives notice of its election to sell or cause to be sold the Trust Property to satisfy the unpaid obligation owing to the Beneficiary under the foregoing described obligations.

Dated this 8th day of October, 2012.

RICHARD P. GARDEN, JR., Successor Trustee

By:	CLINE, WILLIAMS, WRIGHT, L.L.P. JOHNSON & OLDFATHE Attorneys at Law 1900 U.S. Bank Building 233 South 13th StreetLincoln, NE 68508-2095 (402) 474-6900

By:	/s/Richard P. Garden, Jr.
Richard P. Garden, Jr. #17685

STATE OF NEBRASKA                                     )
)  ss.
COUNTY OF LANCASTER                               )

The foregoing instrument was acknowledged before me on October 8, 2012 by Richard P. Garden, Jr., Successor Trustee.

/s/ Diane M. Hilger
Notary Public